UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2018
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.     Other Events.
In December 2017, we received a summary of proposed changes to the Private Mortgage Insurer Eligibility Requirements (the "PMIERs") of Fannie Mae and Freddie Mac (the "GSEs") that were being recommended to the Federal Housing Finance Agency ("FHFA") by the GSEs. In June 2018, we received a revised draft of proposed changes to the PMIERs that we expect will be finalized in the third quarter of 2018 and become effective at the end of the first quarter of 2019 (the revised PMIERs are referred to as "PMIERs 2.0"). Upon effectiveness of PMIERs 2.0, we expect that MGIC would continue to have an excess of Available Assets over Minimum Required Assets ("PMIERs Excess"), although our PMIERs Excess would be materially lower than under the existing PMIERs, and that MGIC would continue to be able to pay quarterly dividends to our holding company at the $50 million quarterly rate at which they were paid in the first and second quarters of 2018.

We have non-disclosure obligations to each of the GSEs and cannot provide further comment on the draft of PMIERs 2.0, other than as described above. Until the GSEs and/or FHFA provide public disclosure of the final version of PMIERs 2.0, we do not plan to update or correct any of the disclosure above.

Safe Harbor Statement

Forward Looking Statements and Risk Factors:

The risk factors summarized below may cause our actual results to differ materially from the results contemplated by the forward looking statements above. Forward looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as “believe,” “anticipate,” “will” or “expect,” or words of similar import, are forward looking statements. We are not undertaking any obligation to update any forward looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this Form 8-K was filed. For a more complete discussion of the risk factors below, refer to Exhibit 99 to our Form 10-Q for the quarter ended March 31, 2018.

•	Competition or changes in our relationships with our customers could reduce our revenues, reduce our premium yields and / or increase our losses.

•	The amount of insurance we write could be adversely affected if lenders and investors select alternatives to private mortgage insurance.

•	Changes in the business practices of the GSEs, federal legislation that changes their charters or a restructuring of the GSEs could reduce our revenues or increase our losses.

•	We may not continue to meet the GSEs’ private mortgage insurer eligibility requirements and our returns may decrease as we are required to maintain more capital in order to maintain our eligibility.

•	The benefit of our net operating loss carryforwards may become substantially limited.

•	We are involved in legal proceedings and are subject to the risk of additional legal proceedings in the future.

•	We are subject to comprehensive regulation and other requirements, which we may fail to satisfy.

•	Resolution of our dispute with the Internal Revenue Service could adversely affect us.

•
If our risk management programs are not effective in identifying, or adequate in controlling or mitigating, the risks we face, or if the models used in our businesses are inaccurate, it could have a material adverse impact on our business, results of operations and financial condition.

•
Because we establish loss reserves only upon a loan delinquency rather than based on estimates of our ultimate losses on risk in force, losses may have a disproportionate adverse effect on our earnings in certain periods.

•	Recent hurricanes may impact our incurred losses, the amount and timing of paid claims, our inventory of notices of default and our Minimum Required Assets under PMIERs.

•	Because loss reserve estimates are subject to uncertainties, paid claims may be substantially different than our loss reserves.

•	We rely on our management team and our business could be harmed if we are unable to retain qualified personnel or successfully develop and/or recruit their replacements.

•	If the volume of low down payment home mortgage originations declines, the amount of insurance that we write could decline.

•	State capital requirements may prevent us from continuing to write new insurance on an uninterrupted basis.

•
Downturns in the domestic economy or declines in the value of borrowers’ homes from their value at the time their loans closed may result in more homeowners defaulting and our losses increasing, with a corresponding decrease in our returns.

•	The mix of business we write affects our Minimum Required Assets under the PMIERs, our premium yields and the likelihood of losses occurring.

•	The premiums we charge may not be adequate to compensate us for our liabilities for losses and as a result any inadequacy could materially affect our financial condition and results of operations.

•	We are susceptible to disruptions in the servicing of mortgage loans that we insure.

•	Changes in interest rates, house prices or mortgage insurance cancellation requirements may change the length of time that our policies remain in force.

•	Your ownership in our company may be diluted by additional capital that we raise or if the holders of our outstanding convertible debt convert that debt into shares of our common stock.

•	Our holding company debt obligations materially exceed our holding company cash and investments.

•
We could be adversely affected if personal information on consumers that we maintain is improperly disclosed and our information technology systems may become outdated and we may not be able to make timely modifications to support our products and services.

•	Our success depends, in part, on our ability to manage risks in our investment portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: July 2, 2018	By:/s/ Timothy J. Mattke
Timothy J. Mattke
Executive Vice President and Chief Financial Officer